Exhibit 21.1

Coty Inc. Subsidiary List as of September 30, 2018
Entity Name	Domestic Jurisdiction
Coty Argentina S.A.	Argentina
Cosmetic Suppliers PTY. LTD.	Australia
Coty Australia Holdings PTY Ltd.	Australia
Coty Australia Pty. Limited	Australia
Gresham Cosmetics Pty Ltd.	Australia
HFC Prestige International Australia PTY Ltd.	Australia
Jemella Australia Pty Limited	Australia
Revolver Distribution Pty Ltd.	Australia
Coty Austria GmbH	Austria
HFC Prestige International Austria GmbH	Austria
Coty Benelux S.A.	Belgium
HFC Prestige Products N.V.	Belgium
Younique Corporation	Belize
Coty Brasil Comércio Ltda.	Brazil
HFC Brasil Comercio De Cosmeticos Ltda.	Brazil
Lancaster do Brasil Cosmeticos Ltda.	Brazil
Savoy Indústria de Cosméticos S.A.	Brazil
StarAsia Distributions (Cambodia) Ltd.	Cambodia
Coty Canada Inc.	Canada
HFC Prestige International Canada, Inc.	Canada
TJoy Holdings Co. Ltd.	Cayman Islands
Coty Cosméticos Chile Limitada	Chile
Coty China Holding Limited	China
Coty Hong Kong Distribution Ltd.	China
Coty International Trade (Shanghai) Co., Ltd.	China
Coty Prestige Shanghai Ltd.	China
HFC (Shanghai) Cosmetics Co., Ltd.	China
Nanjing Yanting Trade Co. Ltd.	China
Suzhou Ganon Trading Co., Ltd.	China
Suzhou Jiahua Biochemistry Co. Ltd.	China
HFC Prestige Service Costa Rica S.r.l.	Costa Rica
Coty Ceska republika, s.r.o.	Czech Republic
GHD Scandinavia ApS	Denmark
HFC Prestige International Denmark ApS	Denmark
Coty Holdings UK Limited	England and Wales
Quest Beauty Limited	England and Wales
Ghd Finland Oy	Finland
HFC Prestige International Finland Oy	Finland
Coty S.A.S.	France
Coty France S.A.S.	France
Else France S.A.S.	France
Fragrance Production S.A.S.	France
GHD France S.á r.l.	France
HFC Prestige Holding France	France

Coty Brands Management GmbH	Germany
Coty Germany GmbH	Germany
Coty Services and Logistics GmbH	Germany
Ghd Deutschland GmbH	Germany
HFC Prestige International Germany GmbH	Germany
HFC Prestige Manufacturing Cologne Germany GmbH	Germany
HFC Prestige Manufacturing Germany GmbH	Germany
HFC Prestige Products GmbH	Germany
HFC Prestige Service Germany GmbH	Germany
Sebastian Europe GmbH	Germany
Wella Grundstuecks- und Vermoegensverwalturngs GmbH & Co. KG	Germany
Zadafo Verwaltungsgesellschaft mbH	Germany
Coty Hellas S.A.	Greece
Wella Hellas MEPE	Greece
Bourjois Limited	Hong Kong
Chi Chun Industrial Co. Ltd.	Hong Kong
Coty Hong Kong Limited	Hong Kong
Coty Prestige Hong Kong Ltd.	Hong Kong
Coty Prestige Shanghai (HK) Ltd.	Hong Kong
Coty Prestige Southeast Asia (HK) Limited	Hong Kong
GHD Hong Kong Limited	Hong Kong
HFC Prestige International Hong Kong Ltd.	Hong Kong
Ming-De Investment Co. Ltd.	Hong Kong
Super Globe Holdings Ltd.	Hong Kong
Younique Hong Kong, Limited	Hong Kong
Coty Hungary Kft.	Hungary
Coty India Beauty and Fragrance Products Private Limited	India
Wella India Private Limited	India
PT StarAsia Distributions Indonesia	Indonesia
PT. Coty Prestige Southeast Asia Indonesia	Indonesia
Coty Ireland Ltd.	Ireland
HFC Prestige Manufacturing Ireland Ltd.	Ireland
Coty Italia S.r.l.	Italy
GHD Italia S.r.l.	Italy
Labocos S.r.l.	Italy
Younique Products Italy S.r.l.	Italy
HFC Prestige Japan Godo Kaisha	Japan
OPI-Japan K.K.	Japan
Coty Korea Ltd.	Korea, Republic Of
HFC Prestige International Holding Luxembourg S.á r.l.	Luxembourg
HFC Prestige International Luxembourg S.á r.l.	Luxembourg
Coty Prestige Southeast Asia (M) Sdn. Bhd.	Malaysia
HFC Prestige International Malaysia Sdn. Bhd.	Malaysia
Coty Beauty Mexico, S.A. de C.V.	Mexico
Coty México, S.A. de C.V.	Mexico
Galería Productora de Cosméticos, S. de R.L. de C.V.	Mexico
HFC Cosmetics S. de R.L. de C.V.	Mexico
HFC Prestige International S. de R.L. de C.V.	Mexico
YQ Products MEX S.de R.L. de C.V.	Mexico
Coty Lancaster S.A.M.	Monaco

Coty B.V.	Netherlands
Coty Benelux B.V.	Netherlands
Coty Global 1 B.V.	Netherlands
Coty Global 2 B.V.	Netherlands
Coty Global 3 B.V.	Netherlands
Coty Global 4 B.V.	Netherlands
Coty Global 5 B.V.	Netherlands
Coty Global Holdings B.V.	Netherlands
Coty Investments B.V.	Netherlands
HFC Prestige International Netherlands B.V.	Netherlands
HFC Prestige International Netherlands Holding B.V.	Netherlands
Lancaster B.V.	Netherlands
Younique Products B.V.	Netherlands
Younique Products Cooperatief U.A.	Netherlands
HFC Prestige International New Zealand Limited	New Zealand
Jemella New Zealand Limited	New Zealand
GHD Scandinavia NUF (Norwegian Branch)	Norway
HFC Prestige International Norway AS	Norway
Coty Prestige Southeast Asia Philippines, Inc.	Philippines
Coty Eastern Europe Sp. z.o.o.	Poland
HFC Prestige Service Poland Sp. z.o.o.	Poland
Wella Prestige Products Portugal S.A.	Portugal
HFC Prestige International Puerto Rico LLC	Puerto Rico
Coty Cosmetics Romania S.r.l.	Romania
Bourjois Paris LLC	Russian Federation
Coty Beauty LLC	Russian Federation
LLC Capella	Russian Federation
Russwell Ltd.	Russian Federation
Coty Arabia Trading Company LLC	Saudi Arabia
Coty Scot 1 LP	Scotland
Coty Scot 2 LP	Scotland
Coty Asia Pte. Ltd.	Singapore
Coty Prestige Southeast Asia Pte. Ltd.	Singapore
Coty Singapore Pte. Ltd.	Singapore
Coty Southeast Asia Pte. Limited	Singapore
HFC Prestige International Operations Switzerland S.á r.l. Singapore Branch	Singapore
HFC Prestige International Singapore Pte. Ltd.	Singapore
Coty Slovenská Republika s.r.o.	Slovakia
Coty Beauty South Africa (PTY) Ltd.	South Africa
Coty South Africa (Proprietary) Limited	South Africa
Good Hair Day South Africa (Proprietary) Limited	South Africa
Coty Spain S.L., Sociedad Unipersonal	Spain
GHD Spain, S.A.U.	Spain
HFC Prestige Products S.A.U.	Spain
Productos Cosmeticos, S.L.U.	Spain
Younique Spain SL	Spain
GHD Sverige AB	Sweden
HFC Prestige International Sweden AB	Sweden
Coty (Schweiz) AG	Switzerland
Coty Geneva S.á r.l. Versoix	Switzerland

Coty International S.á r.l.	Switzerland
HFC Prestige International Holding Switzerland S.á r.l.	Switzerland
HFC Prestige International Operations Switzerland S.á r.l.	Switzerland
HFC Prestige International Switzerland S.á r.l.	Switzerland
So Be Cosmetics S.A.	Switzerland
Coty Prestige (Taiwan) Ltd.	Taiwan, Province Of China
StarAsia Taiwan Co., Ltd.	Taiwan, Province Of China
Coty Prestige Southeast Asia (Thailand) Company Limited	Thailand
HFC Prestige Manufacturing (Thailand) Ltd.	Thailand
HFC Prestij Satış ve Dağıtım Ltd. Şti.	Turkey
Coty Distribution Emirates L.L.C.	United Arab Emirates
Coty Middle East Fzco	United Arab Emirates
Coty Regional Trading FZE	United Arab Emirates
HFC Prestige International Operations S.á r.l.	United Arab Emirates
Beamly Ltd.	United Kingdom
Beauty International Ltd.	United Kingdom
Bourjois Limited	United Kingdom
Coty Brands Group Limited	United Kingdom
Coty Export U.K. Ltd.	United Kingdom
Coty Manufacturing UK Ltd.	United Kingdom
Coty Services U.K. Ltd.	United Kingdom
Coty U.K. Limited	United Kingdom
Coty UK&I Ltd.	United Kingdom
Del Laboratories (U.K.) Limited	United Kingdom
ghd BondCo plc	United Kingdom
GHD EBT Company Ltd.	United Kingdom
GHD Group Holdings Limited	United Kingdom
GHD Group Limited	United Kingdom
GHD Holdings Limited	United Kingdom
ghd Nominees Limited	United Kingdom
HFC Prestige Manufacturing UK Ltd.	United Kingdom
HFC Prestige Products Ltd.	United Kingdom
HFC Prestige Service UK Ltd.	United Kingdom
Jemella Group (Holdings) Limited	United Kingdom
Jemella Group Limited	United Kingdom
Jemella Limited	United Kingdom
Lancaster Group, Ltd.	United Kingdom
Lion/Gloria Bidco Limited	United Kingdom
Lion/Gloria Holdco Limited	United Kingdom
Lion/Gloria Midco 2 Limited	United Kingdom
Lion/Gloria Midco 3 Limited	United Kingdom
Lion/Gloria Midco Limited	United Kingdom
Lion/Gloria Topco Limited	United Kingdom
Power Promotions Limited	United Kingdom
Power Wizards Limited	United Kingdom
Rimmel International Ltd.	United Kingdom
Wonderful Life Limited	United Kingdom
Wonderful Life UK Limited	United Kingdom
GHD Professional, North America, Inc.	United States - CA
HFC Prestige Products, Inc.	United States - CT

Beamly Inc.	United States - DE
Calvin Klein Cosmetic Corporation	United States - DE
Coty Brands Management Inc.	United States - DE
Coty Holdings, Inc.	United States - DE
Coty Inc.	United States - DE
Coty International LLC	United States - DE
Coty US Holdings Inc.	United States - DE
Coty US LLC	United States - DE
DLI International Holding I LLC	United States - DE
DLI International Holding II Corp	United States - DE
Foundation Serviceco, LLC	United States - DE
Foundation, LLC	United States - DE
Galleria Co.	United States - DE
Graham Webb International, Inc.	United States - DE
HFC Prestige International U.S. LLC	United States - DE
Launch Beauty LLC	United States - DE
O P I Products, Inc.	United Stated - DE
Rimmel Inc.	United States - DE
The Wella Corporation	United States - DE
Noxell Corporation	United States - MD
Younique DISC Corporation	United States - UT
Younique International Holdings LLC	United States - UT
Younique, LLC	United States - UT
Coty Beauty Vietnam Company Limited	Vietnam